External research and development expenses	12 Months Ended
Dec. 31, 2022
Disclosure Of Research And Development Expense Explanatory [Abstract]
External research and development expenses
23. External research and development expenses
External research and development expenses include costs associated with outsourced clinical research organization activities, sponsored research studies, clinical trial costs, process development, and product manufacturing expenses in relation to research and development programs.
In 2022, external research and development expenses mainly comprised the development costs incurred by Acer under the license and collaboration agreement, as well as the clinical and drug product development costs associated with aviptadil and, to a lesser extent, other drug candidates. In the current period the Group capitalized TCHF 174 in directly attributable expenses for product development (note 8).